UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2017

OncBioMune Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52218	20-2590810
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11441 Industriplex Blvd, Suite 190. Baton Rouge, LA	70809
(Address of principal executive offices)	(Zip Code)

(225) 227-2384

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

On March 13, 2017, OncBioMune Pharmaceuticals, Inc. filed a Current Report on Form 8-K (as amended by Amendment No. 1 filed on March 31, 2017, the “Original Form 8-K”) to report, among other things, the completion of the acquisition of all of the issued and outstanding capital stock of Vitel Laboratorios, S.A. de C.V., a Mexican variable stock corporation (“Vitel”) from its shareholders Manuel Cosme Odabachian and Carlos Fernando Alaman Volnie. This Amendment No. 2 to the Original Form 8-K amends and supplements Item 9.01 of the Original Form 8-K to include the financial information described in Item 9.01 below which was not previously filed with the Original Form 8-K. Except as stated in the Explanatory Note, no other information contained in the Original Form 8-K is changed.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited financial statements of Vitel contemplated by this Item are filed as Exhibit 99.1 to this Amendment No. 2 to Current Report on Form 8-K and incorporated herein by reference.

(b)	Pro Forma Financial Information

The pro forma financial information contemplated by this Item is filed as Exhibit 99.2 to this Amendment No. 2 to Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
99.1	Audited financial Statements of Vitel Laboratorios, S.A. de C.V. as of December 31, 2016 and for the period from January 16, 2016 (inception) to December 31, 2016.

99.2	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCBIOMUNE PHARMACEUTICALS, INC.

Dated: July 2, 2018	By:	/s/ Jonathan F. Head
Jonathan F. Head,
Chief Executive Officer